Exhibit 99.1

Investor Presentation October 2012

Cautionary Statements Regarding Forward Looking Information 2 Certain statements in this presentation, and other written or oral statements made by or on behalf of us, are “forward-looking statements” within the meaning of the federal securities laws. Statements regarding future events and developments and our future performance, as well as management’s expectations, beliefs, plans, estimates or projections relating to the future, including statements regarding our financial outlook, are forward-looking statements within the meaning of these laws. Although we believe that the expectations reflected in such forward-looking statements are based upon reasonable assumptions, there can be no assurance that the expectations will be realized. These forward-looking statements are subject to a number of known and unknown risks and uncertainties, many of which are beyond our control, that could cause actual results to differ materially and adversely from such statements. These risks and uncertainties are detailed in our periodic filings with the U.S. Securities and Exchange Commission. Please refer to those filings for more information on these risk factors and uncertainties. All forward-looking statements are qualified in their entirety by such risk factors and uncertainties. Statements regarding our financial outlook speak only as of the date of our second quarter 2012 earnings release (August 1, 2012), and all other forward-looking statements speak only as of the initial release date of this presentation(October 5, 2012). Subsequent events and developments may cause our forward-looking statements to change, and we will not undertake efforts to update or revise publicly any forward-looking statements to reflect new information or future events or circumstances after this date. Unless the context otherwise requires, when we use “Intrepid,” “our,” “we” or “us” during this presentation, we are referring to Intrepid Potash, Inc. and its consolidated subsidiaries.

Intrepid Potash Geographically Advantaged, Potash-Only Company Intense margin focus: Highest margin North American potash producer Strategic marketing and production flexibility Capital investment is focused on production growth through incremental low cost tons 3 Florida New Mexico Texas Oklahoma Kansas Nebraska South Dakota Montana Wyoming Colorado Utah Idaho Arizona Nevada Washington California Oregon Kentucky Maine New York Pennsylvania Michigan Vermont New Hampshire Virginia West Virginia Ohio Indiana Illinois North Carolina Tennessee South Carolina Alabama Mississippi Arkansas Louisiana Missouri Iowa Minnesota Wisconsin Georgia North Dakota Carlsbad Reserve Development Assets ® HB Solar Solution Mine Development Property Operating Solar Evaporation Solution Mine Operating Conventional Mine

Company Overview The largest U.S. producer of potash Only western world producer created and dedicated solely to potassium- related products Supplies ~1.5 percent of global demand and ~9.4 percent of U.S. demand One of only two global producers of sulfate of potash magnesia, marketed as Trio® Five active production facilities – growing to six with the construction of the HB Solar Solution mine Balance sheet strength provides ability to execute on robust capital investment program and disciplined business development activity 4

Crop insurance programs should mitigate the impact from the drought conditions across the Midwest Market-by-market variability from weather impacts Summer fill purchasing activity progressing at a solid pace Tightening stocks-to-use ratio and decreased yields should drive global and U.S. planting into 2013 Farmer economics should drive farmers to apply normal volumes of potash during fall application season and into 2013 Industrial and animal feed demand stable Demand remains strong for all sizes of Trio® product 5 Current Potash Market

Geographically Advantaged Assets 6 Average Potash Consumption in Intrepid’s Markets is Greater than 5x of Intrepid’s Average Production Intrepid Conventional Mine Locations Low High Sources: Association of American Plant Food Control Officials (AAPFCO), The Fertilizer Institute (TFI), Fertecon, USDA, Intrepid Potash. New Mexico Texas Oklahoma Kansas Colorado Mississippi Arkansas Louisiana Idaho Washington Oregon Nebraska Missouri Iowa Illinois California Wyoming Utah Arizona Nevada Minnesota Intrepid Solution Mine Locations (including the HB Solar Solution Mine)

2005 2006 2007 2008 2009 2010 2011 2012 YTD Intrepid advantage vs. N.A. competitors $29 $43 $39 $88 $151 $61 $96 $64 Intrepid’s Potash Sales Price Advantage vs. North American Competitors 7 Notes: (1) Average net realized sales price is an operating performance measure calculated as gross sales less freight costs, divided by the number of tons sold in the period. (2) Average net realized sales price advantage is an operating performance measure calculated as the difference between our average net realized sales price and the combined estimated average net realized sales prices of Potash Corporation of Saskatchewan Inc.(PCS), The Mosaic Company (MOS), and Agrium Inc. (AGU) based on publicly available information. Intrepid’s average net realized sales price advantage has averaged approximately 25 percent since 2005 Average Net Realized Sales Price (1) (1) (1) Average Net Realized Sales Price Advantage (2) (1)

Intrepid’s Consistent Potash Margin Advantage 8 Intrepid’s potash cash margin advantage(1) has averaged $30 per ton over the last five years (1) Cash Margin Advantage Intrepid consistently generates more margin per ton sold than our North American competitors Notes: (1) Cash margin advantage is calculated as average net realized sales price advantage plus cash COGS difference (calculated using the combined estimated average net realized sales prices and average estimated cash COGS of Potash Corporation of Saskatchewan Inc., The Mosaic Company, and Agrium Inc. based on publicly available information). Cash COGS, net of by-product credits, is an operating performance measure defined as total cost of goods sold including royalties, and excluding depreciation, depletion and amortization Average Cash Margin Advantage

Diversified Markets and Customer Base with Flexible Product Mix Trio® markets further diversify crops and customers Industrial market primarily consists of oil and gas drillers Potash used as a nutritional supplement in animal feed Ability to granulate ~80% of current production, providing flexibility to meet end market demand 9 Potash Sales for 2011 Industrial Agricultural Animal Feed Product Size 2011 2012 YTD Agricultural Granular 79% 79% Industrial Standard 14% 14% Animal Feed Standard 7% 7%

Our 2012 Capital Investment Budget of $225 - $300 million Represents the Highest Level of Capital Investment in Our History Capital Projects are Focused on Growth, Flexibility & Margin 10 Growth Flexibility Margin Incremental low cost tons HB will represent an estimated 25 percent increase in potash production volumes Project Benefits Capability to respond to changing market and customer demands Produce products with best margin profile Increased recoveries from langbeinite ore Lower per ton operating costs Langbeinite dense media separation plant Modernization of plant assets Focus on cash cost component of production Langbeinite granulation Moab compaction North compaction Wendover compaction HB Solar Solution Mine Langbeinite Recovery Improvement Project Expansion and creation of Moab horizontal potash caverns Major Capital Projects

Major 2012 Capital Investments HB Solar Solution Mine North Compaction Moab Cavern System Since Inception Intrepid has Invested Over Half a Billion Dollars into its Mines and Facilities 11 Major Capital Projects Milestones Facility Year Completed / Estimated Completion Horizontal Potash Cavern System One Moab, UT 2001 Langbeinite Plant (Original Plant) Carlsbad, NM - East 2005 Wash Thickener Upgrade Carlsbad, NM - East 2009 Coarse Tails Recovery Circuit Carlsbad, NM - West 2009 Underground Stacker / Reclaim Carlsbad, NM - West 2010 New Compaction Circuit Moab, UT 2010 New Brine Heater Moab, UT 2010 Wendover Compaction Circuit / Warehouse Wendover, UT 2011/2012 Langbeinite Recovery Improvement Project / Granulation Plant Carlsbad, NM - East 2011/2012 Horizontal Potash Cavern System Two Moab, UT 2012E North Compaction Project Carlsbad, NM – North 2013E HB Solar Solution Mine Carlsbad, NM – HB 2013E

Five million tons of proven and probable reserves Capital investment of $200-$230 million Production cost per ton estimated to be $60 to $80 per ton, making HB one of the low cost potash mines in North America Estimated annual production potential – 150,000-200,000 tons with higher volumes in earlier years Total area available to be flooded is approximately 30 square miles Opportunity for further expansion 12 HB Solar Solution Mine – Production Growth through Incremental Low-Cost Tons HB Solar Solution Mine Key Facts

13 HB Solar Solution Mine – Production Growth through Incremental Low-Cost Tons Potash Pillar HB Solar Solution Mine Pond Liner Installation Construction commenced in March 2012 Invested $60.5 million through June 30, 2012 Engineering, design and procurement Pond construction Pipeline construction Wells for water, injection and extraction Leverages our solution mining and solar evaporation expertise Improves our overall cost profile and margin opportunity Anticipated production timeline: First production to begin fall of 2013 Ramp up of production expected in 2014 Production levels increasing into 2015

Upgrade of our existing granulation facility designed to increase capacity and further improve product quality New production from HB Solar Solution mine Increased production capacity from our West mine Total capital investment for the project is expected to be approximately $95 to $100 million 14 Additional Granulation Capacity is Key to Marketing and Production Flexibility Focus on Increasing Granulation Capacity at all Facilities Facility Product Anticipated Granulation Capacity Estimated In-Service Date Moab, Utah Potash 100 percent of annual production In service Wendover, Utah Potash 100 percent of annual production In service Carlsbad, New Mexico East Facility Trio® 100 percent of annual standard Trio® production Commissioning Q3 2012 Carlsbad, New Mexico North Facility Potash 100 percent of annual production from West Mine and anticipated HB Solar Solution Mine production Commenced construction in Q2 2012; estimated in service date in the first half of 2013 North Compaction Project

East Facility Recovery & Process Improvements Deliver Growth & Margin East Facility Long-Term Improvement Plan Improve plant operating performance Improve potash and Trio® production levels Complete Commissioning of LRIP Increase overall plant throughput rates Increase feedstock to langbeinite plant Deliver consistency to potash and Trio® production levels Plan expected to continue through 2012 and into 2013 Supplying a Growing America ® 15

Langbeinite Recovery Improvement Project – Focused on Capturing Growth & Margin Designed to increase Trio® recoveries to approximately 50 percent, resulting in: Production growth potential of 100,000 – 120,000 additional tons per year representing an annual ~75 percent increase in Trio® production Reduced per ton cash production cost Capacity was designed to granulate 100 percent of standard Trio® production, effectively tripling our granular capacity Total project investment on budget, at $85mm - $90mm 16

17 Summary The Only Western World Potash Pure-Play The Highest Per Ton Average Net Realized Sales Price and Margin of any North American Potash Producer Geographically Advantaged Assets Serving Diversified Markets and Customer Base Growth, Flexibility and Margin-Focused Decision Making Capital Investment Program Targeting Growth of Incremental Low Cost Tons

Appendix ® Supplying a Growing America™

Financial Overview 19 Adjusted EBITDA(1) (In millions) Balance Sheet as of June 30, 2012 (1) This is a financial measurement not calculated based on U.S. Generally Accepted Accounting Principles (Non-GAAP). Non-GAAP reconciliation available in the appendix to this presentation. Net Income (In millions) Earnings Per Share (Diluted) Cash and Investments $186 million Current Assets $273 million Total Assets $993 million Debt Outstanding* $ - Total Liabilities $80 million Stockholders’ Equity $913 million Availability Under Unsecured Credit Facility $250 million (*) On August 28, 2012 Intrepid announced that it agreed to issue $150 million aggregate principal amount of unsecured senior notes. The Notes are expected to be issued on April 16, 2013.

Financial Outlook as of August 1, 2012 20 Three Months Ended Year Ended September 30, 2012 December 31, 2012 Potash Production (tons) 180,000 - 200,000 785,000 - 825,000 Sales (tons) 220,000 - 250,000 820,000 - 870,000 Cash COGS, net of by - product credit ($/ton) $170 - $185 $175 - $190 Total COGS ($/ton) $225 - $245 $230 - $250 Trio ® Production (tons) 35,000 - 45,000 130,000 - 165,000 Sales (tons) 30,000 - 40,000 130,000 - 165,000 Cash COGS ($/ton) $170 - $185 $170 - $190 Total COGS ($/ton) $240 - $260 $240 - $270 Other Selling and Administrative $7.5 - $9.5 million $32 - $34 million Annual Estimated Capital Expenditure $225 -$300 million

(1) Productive capacity is affected by achieving the benefit of designed capacity and recovery improvement investments, operating rates, recoveries, mining rates, and the amount of development work that Intrepid performs. Therefore, actual production rates for mining companies tend to be lower than estimated total productive capacity. Intrepid Production Volume History & Estimated Productive Capacity 21 Tons (000’s) Estimated Productive Capacity at Full Operating Rates(1) Historical ® ® 0 200 400 600 800 1,000 1,200 1,400 1,600 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012F 2013F 2014F 2015F Potash Production Potash Production Range HB Designed Production Estimate Trio Production Trio Production Range LRIP Designed Production Estimate

Non-GAAP Reconciliation Calculation of Adjusted EBITDA (in thousands) 22 Adjusted earnings before interest, taxes, depreciation, and amortization (or adjusted EBITDA) is a non-GAAP financial measure that is calculated as net income adjusted for the add back of interest expense (including derivatives), income tax expense, depreciation, depletion, and amortization, and asset retirement obligation accretion. Management believes adjusted EBITDA assists investors and analysts in comparing our performance across reporting periods on a consistent basis by excluding items that we do not believe are indicative of our core operating performance. We use adjusted EBITDA to evaluate the effectiveness of our business strategies. In addition, adjusted EBITDA is widely used by professional research analysts and others in the valuation, comparison, and investment recommendations of companies in the potash mining industry, and many investors use the published research of industry research analysts in making investment decisions. Adjusted EBITDA should not be considered in isolation or as a substitute for performance or liquidity measures calculated in accordance with U.S. GAAP. Because adjusted EBITDA excludes some, but not all, items that affect net income and net cash provided by operating activities and may vary among companies, the adjusted EBITDA amounts presented may not be comparable to similarly titled measures of other companies. Q1 Q2 Q3 Q4 Q1 Q2 $28,279 $30,708 $25,507 $24,917 $20,626 $19,013 18,851 20,068 16,547 10,384 12,613 12,312 8,533 8,691 8,819 9,744 11,256 11,376 Total adjustments 27,497 29,148 25,541 20,320 24,122 23,903 $55,776 $59,856 $51,048 $45,237 $44,748 $42,916 Add: Depreciation, depletion, amortization and accretion Adjusted Earnings Before Income Taxes, Interest 175 2011 Net Income Add: Income tax expense Add: Interest Expense, including realized and unrealized derivative gains and/losses 192 389 215 2012 Depreciation, Depletion and Amortization 113 253

Non-GAAP Reconciliation Calculation of Adjusted Net Income (in thousands) 23 Adjusted net income is a non-GAAP financial measure that is calculated as net income adjusted for significant non-cash and infrequent items. Examples of non-cash and infrequent items include insurance settlements from property and business losses, a portion of the income associated with the refundable employment-related credits from the State of New Mexico, non-cash unrealized gains or losses associated with derivative adjustments, costs associated with abnormal production and other infrequent items. Management believes adjusted net income provides useful additional information to investors for analysis of Intrepid's fundamental business on a recurring basis. In addition, management believes that the concept of adjusted net income is widely used by professional research analysts and others in the valuation, comparison, and investment recommendations of companies in the potash mining industry, and many investors use the published research of industry research analysts in making investment decisions. Adjusted net income should not be considered in isolation or as a substitute for net income, income from operations, cash provided by operating activities or other income, profitability, cash flow, or liquidity measures prepared under U.S. GAAP. Because adjusted net income excludes some, but not all, items that affect net income and may vary among companies, the adjusted net income amounts presented may not be comparable to similarly titled measures of other companies. * Estimated effective tax rate of 38.6 percent for 2012 and 39.8 percent for 2011. ** Included in “other operating (income) loss” line item. Q1 Q2 Q3 Q4 Q1 Q2 $28,279 $30,708 $25,507 $24,917 $20,626 $19,013 (12,500) - - - - - refundable employment-related credit** - (4,692) (3,230) - - - (321) (224) (368) (376) (224) (273) - - - - - - - 5 188 3 330 (3) 5,128 1,955 1,350 148 (40) 107 - - - (3,699) - - Total adjustments (7,693) (2,956) (2,060) (3,924) 66 (169) $20,586 $27,752 $23,447 $20,993 $20,692 $18,844 2012 2011 Calculated tax effect* Adjusted Net Income Unrealized derivative gain Net Income Adjustments Insurance settlements from property and business losses Income associated with New Mexico Change in blended state tax rate to value deferred tax asset Cost associated with abnormal production Other

Historical Quarterly Production and Sales Summary 24 2010 March 31 June 30 September 30 December 31 March 31 June 30 September 30 December 31 March 31 June 30 Potash 172 165 166 224 234 209 173 197 218 170 Trio® 57 39 32 31 31 44 35 31 30 33 Potash 243 129 221 216 196 225 190 183 203 184 Trio® 70 63 45 27 52 39 39 28 28 26 2011 Production Volume (In thousands of short tons) Sales Volume (In thousands of short tons) 2012

Why Potash Only? Market Structure for Key Fertilizer Nutrients Potash Nitrogen Phosphate (5) Producing Countries 12 ~60 ~40 Key Inputs Potash ore Natural gas Phosphate rock Sulfuric acid Ammonia % of Overall Fertilizer Market (1) 17% 59% 24% Market Share of Top 5 Producers(2) 64% 13% Ammonia 39% Urea 41% Phosphoric Acid 49% Phosphate Rock % of Production Government Controlled(1) 19% 51% 50% Industry Nameplate Operating Rate (2) 85% Potash (93% Productive Capacity)(3) 86% Ammonia 89% Urea 81% Phosphoric Acid 82% Phosphate Rock Time for Greenfield Minimum 7 years 3 years 3 – 4 years Logistics for Greenfield Most Difficult Least Difficult More Difficult Estimated Cost for Greenfield (1,4) $6.5 Bn for 2.2MM Tons $1.4Bn for 1.0MM Tons $1.5Bn for 1.0MM Tons 25 (1) Potash Corp. (2) Potash percentage represents 2007, nitrogen and phosphate percentages represent 2005, figures from Integer Research Ltd. (3) Estimated by Intrepid Potash based on publicly available historic production data. Operating capacity rates for nitrogen and phosphate expressed as percentage of nameplate capacity. (4) Includes infrastructure outside the plant gates (e.g. rail, road networks, utility systems). (5) Includes all types of phosphate fertilizer production.

Depleted Conventional Mines Mines Currently With Less than 15 Years Reserve Life Theodore, Amelie, Marie Louis mines- France Pasquasi and San Cataldo mines - Italy Salzdetfurth, Friedrichshall, Bergmannssegen-Hugo, Siegfried-Giesen, and Niedersachen-Riedel - Germany Trona, California Horizon-Amax, Wills-Weaver, Saunders – Carlsbad, New Mexico Hersey, United States - Mosaic Boulby, England – ICL Soligorsk I, Belarussia - Belaruskali Taquari, Brazil – Vale 26 sources: Fertecon, Intrepid Potash®, and public filings Global Industry Susceptible to Production Interruptions & Supply “Shocks” Mine Closures Due to Water Inflows PCA (Patience Lake) (0.8MM tons KCL / yr) Potacan mine (0.8MM tons KCL / yr) Mines with Water Inflows K2 Mine Esterhazy Penobsquis Mine, Sussex Belaruskali Mine #2 St. Paul mine(Congo) (0.8MM tons KCL / yr) 1980 1984 1988 1996 2000 2012 2004 1992 1976 Berezniki I (1.3MM tons KCL / yr) Berezniki 3 mine (1.8MM tons KCL / yr) Mine Closures Due to Depletion Due to geology, in the 70 plus years of potash mining in the Carlsbad area, there has never been a mine lost to flooding or a water incursion

- Non-land fixed costs include labor, opportunity cost of unpaid labor, taxes, insurance, general overhead, and machine and equipment expenses. - Other variable costs include seed, chemicals, fuel, lube, electricity, repairs, water, interest, custom operations, and drying. - Land costs are shown as the rental rate of land (opportunity cost). - Corn Farm Price is USDA estimate as of 10/4/12 for historic prices and Dec. 2012 futures less $0.30 basis as of 10/412 for forecast price - Potash consumption in shown in fertilizer years Sources: USDA, Fertecon, Green Markets, CME, Intrepid Potash®. 2011/12 2012/13 Farm Price $5.73 $7.26 Gross Margin $1.60 $2.24 Input Costs Potash $0.20 $0.22 Nitrogen $0.52 $0.70 Phosphate $0.17 $0.15 Other Fertilizer $0.03 $0.03 Other Variable $1.27 $1.60 Non-Land $1.01 $1.19 Land $0.94 $1.13 Total $4.13 $5.03 Current Crop Economics Offer Historically Strong Returns for Farmers 27 Corn Farm Price Potash (5%) Land (23%) Non-Land Fixed Costs (24%) Other Variable Costs (31%) Phosphate (4%) Per Bushel Return Historical Corn Input Costs and Price US Potash Fertilizer Consumption $ per bushel Potash Consumption (KCL tons ‘000) Nitrogen (13%) Other Fertilizer Costs (1%) Bottom line - fertilizer is a small part of a farmer’s cost 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 8,000 9,000 10,000 - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 1996/97 1998/99 2000/01 2002/03 2004/05 2006/07 2008/09 2010/11 2012/13F

Fundamentals of Increasing Population Continue to Drive Grain and Ultimately Potash Demand Over the Long Term 28 Note: Grains include corn, wheat, barley, oats and sorghum. Stocks-to-use ratio is ending inventory / consumption for that year; 2012E data updated monthly. Sources: United Nations Food and Agriculture Organization (FAO), US Census Bureau, USDA, Potash & Phosphate Institute (PPI,) International Fertilizer Industry Association (IFA), Fertecon, (1) Futures prices based on closing price of Chicago Board of Trade futures contracts as of 10/4/12; futures prices for December delivery in forecast years. Hectares of Arable Land per Person Hectares per person Crop Prices Over Time(1) World Grain Production and Stocks-to-Use Ratios Grain Production Stocks-to-Use Ratio 5 Year Average Fall 2012 Futures Soybeans: $10.85 $15.52 Wheat: $6.23 $8.69 Corn: $4.75 $7.57 Grain Production (Millions of Tons) Stocks-to-Use Ratio Trend line Population Growth vs. Potash Demand 10% 20% 30% 40% 50% 600 800 1,000 1,200 1,400 1,600 1,800 2,000 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012E

Potash Production and North American Inventory Levels 29 N. American Inventory (000s Tons KCL Equivalent) Sources: IPNI, Fertecon, Intrepid Potash®. Potash Production (000s Tons KCL Equivalent) (1) Global Production North American Production 5,000 20,000 35,000 50,000 65,000 80,000 500 2,500 4,500 1995 1996 1997 1998 1999 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 500 1000 1500 2000 2500 3000 3500 4000 Potash Inventory (000s tons KCl equivalent) North American Potash Inventory Since Jan. '09 Actual Inventory Level 10 yr avg. Monthly Inventory

United States Potash Consumption 30 Sources : Fertecon, United States Department of Agriculture (USDA). Potash consumption is shown in fertilizer years (July – June). Grains stocks include barley, corn, oats, sorghum and wheat. Potash fertilizer consumption has remained relatively constant with an annual volatility of approximately 9.8 percent over the past 32 years Corn acres planted in the U.S. in the years 2007 through 2011 were 93.5, 86.0, 86.4, 88.2 and 91.9 million acres. 2012 planted acreage is estimated at 96.4 million acres. 1982: Recession leads to lower consumption; payment-in-kind program reduces planted acres 1991-1997: Low grain stocks lead to increased consumption 1998: Russian financial crisis impacts world markets 2001- mid 2008: Global economic expansion leads to increased demand (2006 delayed Chinese negotiations) 2010: Strong recovery in US agricultural markets 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% - 2,000 4,000 6,000 8,000 10,000 12,000 Grains Stocks-to-Use Ratio KCL Tons ('000) FERTECON U.S. Potash Consumption and Grains Stocks-to-Use Ratio KCL Tons Average KCl Consumption Stocks-to-Use Ratio

Nutrient Removal Has Increased Dramatically in the US 31

To Reach Recommended Application Levels, Brazil, India and China Must Increase Demand 32 China Brazil India sources: IPNI, Potash Corp. (MM Tons KCL) Goal to attain self-sufficiency of food supply History of under-application of potash Need to increase yields Increasing land use for agricultural purposes ~15MM  ~7MM ~5MM 0 5 10 15 20 25 30 35 Current Potential 0 2 4 6 8 10 12 Current Potential 0 2 4 6 8 10 12 Current Potential

Return on Potash Investment for Corn & Soybeans 33 Forward looking ROI assumes 122.8 bu/acre and $7.27/bu for corn, 35.3 bu/acre yield and $15.22 for soybeans, $505/ton KCL (crop prices based on Dec. ‘12 futures price minus $0.30 basis as of 10/4/12, KCL price based on Green Markets Midwest FOB warehouse as of 10/1/12, yields based on September WASDE Report for 2012/13) Input Costs for Corn ($/bu) Input Costs for Corn ($/acre) Return on Potash Investment Sources: USDA, IPNI, CME, & Intrepid Potash®. Corn Soybeans Input costs for corn use USDA estimate of 122.8 bu/acre for corn and estimated farm price of $7.27/bu (Dec. ’12 future less $0.30 basis as of 10/4/12) Soil Test Level Application Rate Value of Cost of Return from ROI % of U.S. Fields (ppm) Classification Yield Response to K (lbs/acre K20) Response Potash Potash $/$ 15% 0-80 Very Low/Low 35% 66.31 312.46 $ 27.45 $ 285.02 $ 11.38 $ 23% 81-130 Medium 13% 33.16 116.06 $ 13.72 $ 102.33 $ 8.46 $ 15% 131-160 High 2% 16.58 17.86 $ 6.86 $ 10.99 $ 2.60 $ 47% 161+ Very High - 0.00 - - - - 2012/ 13 Revenue $7.27 Gross Margin $2.24 Input Costs Potash $0.22 4% Total Fertilizer $1.10 22% Other Variable $1.60 32% Non-Land $1.19 24% Land $1.13 23% Total $5.03 % of Total Costs 2012/ 13 Revenue $892.76 Gross Margin $275.23 Input Costs Potash $27.20 4% Total Fertilizer $135.69 22% Other Variable $196.76 32% Non-Land $145.85 24% Land $139.23 23% Total $617.53 % of Total Costs Soil Test Level Application Rate Value of Cost of Return from ROI % of U.S. Fields (ppm) Classification Yield Response to K (lbs/acre K20) Response Potash Potash $/$ 15% 0-80 Very Low/Low 35% 98.84 187.98 $ 40.91 $ 147.07 $ 4.59 $ 23% 81-130 Medium 13% 49.42 69.82 $ 20.46 $ 49.36 $ 3.41 $ 15% 131-160 High 2% 24.71 10.74 $ 10.23 $ 0.51 $ 1.05 $ 47% 161+ Very High - 0.00 - - - -